PAGE 1
--------------------------------------
Keystone Fund for Total Return

Seeks total return from a combination of capital growth and income from income-producing stocks and bonds in the U.S. and abroad.


Dear Shareholder:

We would like to take this opportunity to report on the performance of Keystone Fund for Total Return for the twelve-month period which ended November 30, 1996. Following this letter, we have included an interview with your Fund's manager discussing portfolio strategy.

Performance

For the twelve-month period which ended November 30, 1996, your Fund produced the following returns:

     Class A shares returned 29.83%.

     Class B shares returned 28.73%.

     Class C shares returned 28.71%.

     The Standard & Poor's 500 Index (S&P 500), returned 27.8% for the same period.

     We believe your Fund performed well during the period. We think the Fund's strong performance was due to several stock selection decisions in which the well-known, established companies that your Fund emphasized were rewarded in the markets.

Taking advantage of market leaders

Strong corporate earnings and a favorable economic environment sent stocks to new highs during the twelve-month period. In October, the Dow Jones Industrial Average set another record, crossing the 6000 mark. While your Fund maintained its flexibility to invest in several asset classes, portfolio investments primarily focused on large U.S. companies. The stocks of these types of companies were market leaders throughout the twelve-month period.

Our outlook

We expect the favorable economic fundamentals of 1996 to continue into 1997. We believe that the economy should grow at a moderate rate, inflation should remain under control and interest rates should remain relatively stable.

     For investors with long-term goals, we continue to believe that stocks offer the best potential returns. While we have a favorable outlook for 1997, we are now in the sixth year of a stock market rally, the longest since the end of World War II. History has shown that strong performance does not persist indefinitely, and stocks periodically experience price declines. We experienced this type of correction in June and July, followed by a recovery. Investors should not expect the Fund's very strong performance during the past year to be normal. While we continue to see opportunities in the stock market, we caution investors to be prepared for less generous returns in the future and to not be surprised by corrections. We believe, however, that investors should maintain a long-term perspective and not be swayed by short-term performance issues, whether they be positive or negative.

Keystone acquired by First Union Corporation

On another note, we are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, North Carolina, is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. Your Fund will continue to be managed with the same

                                 --continued--

PAGE 2
--------------------------------------
Keystone Fund for Total Return

style and philosophy as in the past. First Union is also the parent company of the investment advisers to another mutual fund family, the Evergreen Family of Funds. Together, the investment advisers to the Evergreen and Keystone Fund families manage approximately $30 billion in assets. Some services will now be conducted under the "Evergreen Keystone Funds" umbrella. We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

     Thank you for your continued support of Keystone Fund for Total Return. If you have any questions or comments about your investments, we encourage you to write to us.

Sincerely,


[Picture of Albert H. Elfner, III]

/s/ Albert H. Elfner, III
Albert H. Elfner, III
Chairman



[Picture of George S. Bissel]

/s/ George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

January 1997



Keystone Investment Insight Line for Shareholders

You can keep up-to-date on your fund's current strategy and outlook by calling Keystone Investment Insight Line. You can hear Keystone portfolio managers discuss their latest strategies. You can also listen to Key stone's overall market outlook from James McCall, Chief Investment Officer. The service is available 24 hours a day, seven days a week and updated at least monthly.

            Keystone Investment Insight Line     1-800-346-3858, Press 2



[GRAPHIC OF TELEPHONE]

PAGE 3
--------------------------------------------------------------------

                               A Discussion With
                               Your Fund Manager


                         [PICTURE OF WALTER MCCORMICK]


Walter McCormick is senior portfolio manager of your Fund and leads Keystone's core equity stock team. A Chartered Financial Analyst, Mr. McCormick holds an MBA from Rutgers University and has more than 25 years of investment management experience. Together with portfolio managers Andrew Baldassarre, Jonathan Noonan, Judith Warners, George Wilkins and Walter Zagrobski, the team focuses on income-producing stocks of established companies that are attractively valued.

Q What was the economic environment like during the twelve-month period?


A At the end of 1995 and early in 1996, economic growth was moderate, inflation was contained, and interest rates had declined. As we moved further into

1996, however, the environment changed. While stock prices rose, they fluctuated broadly as virtually every new economic statistic triggered a debate over growth and inflation and whether or not the Federal Reserve Board would raise interest rates. In July, stocks prices declined sharply, and the S&P 500 dropped more than 4%. We believe this short-term correction helped wring out the excesses in the market and brought stock prices to more reasonable levels. From August through November, economic growth moderated to a slower, sustainable pace, and interest rates declined. This proved to be an excellent environment for stocks.


Q How did you manage the Fund in this environment?


A Stock selection was key to the Fund's perfor mance. On November 30, 1996, about 80% of the Fund's assets were invested in large, established companies. We selected companies with proven records of consistent earnings growth and market leadership. We diversified the Fund's investments among a variety of economic sectors and industries. Many of the companies in which we invested such as Gillette, IBM, Johnson & Johnson, BankAmerica, are household names. Large-company stocks were market leaders during the twelve months.


Q What contributed to the strong performance of large-company stocks?


A Most of the large companies in which we invested are multinationals. Over the past several years, many of these companies have undertaken massive restructuring programs, which have paid off. Strict cost-control programs and downsizing have led to greater efficiency and productivity. In many instances, U.S.-based companies have become the low-cost producers of goods and services in the global economy. Established U.S. companies also reaped the rewards of large capital inflows into the stock market. A significant portion of the money invested in the stock market has come from retirement investors.



   Fund Profile
   Objective: Seeks growth and income from income-producing stocks, convertible securities and bonds in the U.S. and abroad.
   Commencement of investment operations: April 14, 1987

   Number of stocks: 92

   Net assets: $99 million

   Newspaper symbol: TotRt

PAGE 4
--------------------------------------

These investors tend to be more conservative and often favor the stocks of high quality companies that usually perform well in rising markets and that tend to hold their own during market downturns.


Q On November 30, 1996, small and medium-sized companies accounted for about 15% of the Fund's net assets. How did these types of companies perform?

A Both small and medium-sized companies made significant contributions to your Fund's performance. One particular success story in the small-cap area is the Fund's exposure to Real Estate Investment Trusts (REITs). At 10.3% of net assets, REITs were your Fund's largest sector weighting. We began investing in REITs about 18 months ago, when we believed they were undervalued and offered solid total return potential. We were very selective in choosing REITs for the portfolio. Focusing primarily on commercial properties, we were also careful about the property markets in which we invested. For example, we took advantage of the upturn in the electronics industry by investing in an apartment REIT in Silicon Valley.


Q Financial stocks were a prominent part of the portfolio during the twelve-month period. Why were these stocks attractive?

A On November 30, 1996, finance common stocks accounted for 5.5% of the portfolio's net assets. We believe the stocks of finance companies benefitted from relatively low interest rates and from consolidation in the industry. A strong performer in this area was BankAmerica, a large bank that has expanded its business by acquiring smaller banks.


Q Initial public offerings and privatizations and were also a theme in the portfolio. Where did you find opportunity in these areas?

Top 10 Stock Holdings
as of November 30, 1996


                                                       Percentage of
Stock                             Industry              net assets
General Electric                  Capital Goods              2.6
BMC Software                      Software Services          2.2
Canadian National                 Transportation             2.1
Conseco, Inc.                     Insurance                  2.1
Boeing                            Aerospace                  2.0
IBM                               Business Equipment         1.7
BankAmerica                       Finance                    1.6
Lucent Technologies               Telecommunications         1.6
Associates First Capital Corp.    Finance                    1.5
PMI Group                         Finance                    1.5


A We took advantage of new issues in a variety of industry sectors. We invested in Lucent Technologies, a spinoff of AT&T; Associates First Capital, a consumer/commercial finance company which is partially owned by Ford; and PMI, a mortgage insurance company which was spun out of Allstate Insurance. Among companies that have been privatized, we invested in Canadian National Railway, a company that has restructured its operations, and which was a very strong contributor to your Fund's performance.


Q Were technology stocks an important part of the portfolio?

A When we define technology stocks, we include a broad range of companies. We include electronics products businesses, office and business equipment

Top 5 Industries
as of November 30, 1996
                                                          Percentage of
Industry                                                  net assets
Real Estate Investment Trusts (REITs)                     10.3
Finance                                                   7.7
Insurance                                                 7.6
Telecommunications                                        7.2
Drugs                                                     5.2

PAGE 5
--------------------------------------



companies, and software and telecommunications firms. As a group, companies in these various business sectors accounted for nearly 19.3% of portfolio net assets on November 30, 1996. After the market correction in July, technology stocks were relatively inexpensive. We used the market downturn as an opportunity to add new technology stocks to the portfolio. Between July and September we invested in Cisco Systems, a computer networking company; Analog Devices, a firm that produces semiconductors for specialty markets; and Hewlett Packard, an office equipment supplier.

Q Did you invest in foreign securities?

A The Fund's foreign exposure included selected companies in Japan, Germany, and Canada. While the Japanese stock market as a whole generated lackluster returns, certain companies did quite well. Your Fund benefitted from investments in Fuji Heavy Industries, which we believe was undervalued when we bought it; and Taisho, a pharmaceutical company. In Germany, we took advantage of the privatization of the German telephone company, Deutsche Telekom. In Canada, Northern Telecom, a telecommunications company, and Laidlaw, a transportation firm, were solid performers.

Q What is your outlook?


A We expect the environment for stocks to remain healthy. We anticipate moderate economic growth and believe inflation and interest rates will remain at relatively low levels. We believe these factors, along with our expectations for positive earnings, should favor stocks. However, we believe that returns in 1997 may be less than those of 1996. We would not be surprised to see some short-term pullback in stock prices in the months ahead. Should a "correction" in the stock market occur, we would view it as a normal part of the investing cycle, and attempt to use such a downturn to our advantage.

                                   [DIAMOND]
                       This column is intended to answer

                           questions about your Fund.

                If you have a question you would like answered,

                                please write to:

                     Evergreen Keystone Investment Services

                  Attn: Shareholder Communications, 22nd Floor

             200 Berkeley Street, Boston, Massachusetts 02116-5034.

PAGE 6
--------------------------------------
Keystone Fund for Total Return

Your Fund's Performance

[MOUNTAIN CHART DATA]

Growth of an investment in
Keystone Fund for Total Return Class A

In Thousands
         Initial Investment Reinvested Investment
4/87     9425               9425
         8209               8299
11/88    8982               9626
         10857              12145
11/90    9792               11920
         11036              13911
11/92    11800              15658
         11602              17641
11/94    11074              17173
         13034              21735
1111/96  16361              28269

A $10,000 investment in Keystone Fund for Total Return Class A made on April 14, 1987 with all distributions reinvested was worth $28,221 on November 30, 1996. Past performance is no guarantee of future results.

Class A share performance is reported from the commencement of investment operations on April 14, 1987. Performance is reported at the maximum front-end sales charge of 5.75%.
 Class B share performance is reported from the commencement of investment operations on February 1, 1993. Shares purchased after June 1, 1995 are subject to a contingent deferred sales charge (CDSC) that declines from 5% to 1% over six years from the month purchased. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.


Twelve-Month Performance as of November 30, 1996
--------------------------------------
                             Class A    Class B      Class C
Total returns*                  29.83%     28.73%     28.71%
Net asset value 11/30/95     $  13.83   $  13.84   $  13.85
      11/30/96               $  17.33   $  17.31   $  17.32
Dividends                    $   0.26   $   0.15   $   0.15
Capital Gains                $   0.33   $   0.33   $   0.33


* Before deducting any sales charges.

Historical Record     as of November 30, 1996
--------------------------------------
Cumulative total returns     Class A      Class B       Class C
1-year w/o sales charge           29.83%       28.73%       28.71%
1-year                            22.37%       24.73%       28.71%
5-year                            91.19%          --           --
Life of Class                    182.21%      63.68%       66.76%
Average annual returns
1-year w/o sales charge           29.83%       28.73%       28.71%
1-year                            22.37%       24.73%       28.71%
5-year                            13.84%          --           --
Life of Class                     11.37%       13.72%       14.27%




 Class C share performance is reported from the commencement of investment operations on February 1, 1993. Performance reflects the return you would have received after holding shares for one year and redeeming at the end of the period.
 The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Performance for each class will differ.
 You may exchange your shares for another Keystone fund by phone or in writing Evergreen Keystone directly, or through Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 7
--------------------------------------

Growth of an Investment


[LINE CHART DATA]

Comparison of change in value of a $10,000 investment in Keystone Fund for Total Return, the Standard & Poor's 500 Index and the Consumer Price Index.

In Thousands     April 14, 1987 through November 30, 1996

           Average Annual Total Return
           1 Year   5 Year   Life of Class
Class A    22.37%   13.84%   11.37%
Class B    24.73%  --        13.72%
Class C    24.73%  --        14.27%

         Class A  S&P      CPI
4/87     9425     10000    10000
         8300     8071     10294
11/88    9626     9919     10731
         12146    12940    11231
11/90    11921    12469    11936
         13912    15003    12293
11/92    15658    17779    12667
         17641    19575    13006
11/94    17174    19781    13354
         21736    27096    13702
11/96    28270    34643    14148

Past performance is no guarantee of future results. The performance of Class B or Class C shares may be greater or less than the line shown based on differences in loads and fees paid by the shareholder investing in the different classes. Class B and Class C shares were introduced February 1, 1993. The Standard & Poor's 500 Index is from March 31, 1987.

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of three lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Fund for Total Return Class A

The Fund seeks growth with income from income-producing stocks, convertible securities, and bonds in the U.S. and abroad. The return is quoted after deducting sales charges (if applicable), fund expenses and transaction costs and assumes reinvestment of all distributions.

2. Standard & Poor's 500 Index (S&P 500)

The S&P 500 is a broad-based unmanaged index of common stock prices. It is comprised of stocks of the largest U.S. companies. These stocks are selected and compiled by Standard & Poor's Corporation according to criteria that may be unrelated to your Fund's investment objective.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

     These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

     This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you

PAGE 8
--------------------------------------
Keystone Fund for Total Return



evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over a limited period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

     Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or of a certain company size. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the index does not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 9
--------------------------------------



SCHEDULE OF INVESTMENTS--November 30, 1996

                                          Market
                                          Shares       Value
COMMON STOCKS (81.5%)
AEROSPACE (2.0%)
 Boeing Co. (The)                         20,000      $1,987,500
AMUSEMENTS (1.1%)
 Carnival Corp., Class A                  35,000       1,106,875
AUTOMOTIVE (1.7%)
 Chrysler Corp.                           30,000       1,065,000
 General Motors Corp.                     10,000         576,250
                                                       1,641,250
BUSINESS SERVICES (2.0%)
 Thermo Electron Corp.                    22,500         815,625
 USA Waste Services, Inc. (a)             35,000       1,128,750
                                                       1,944,375
                                                      -----------
CAPITAL GOODS (3.6%)
 General Electric Co.                     25,000       2,600,000
 Regal Beloit Corp.                       50,000         968,750
                                                       3,568,750
CHEMICALS (3.5%)
 Dow Chemical Co.                         15,000       1,256,250
 DuPont (E.I.) DeNemours & Co.            15,000       1,413,750
 Monsanto Co.                             20,500         814,875
                                                       3,484,875
CONSUMER GOODS (3.1%)
 Eastman Kodak Co.                        10,000         810,000
 Gillette Co.                             15,000       1,106,250
 Proctor & Gamble Co.                     10,000       1,087,500
                                         --------     -----------
                                                       3,003,750
                                                      -----------
DIVERSIFIED COMPANIES (2.3%)
 Alco Standard Corp.                      25,001       1,293,802
 Brown & Sharpe Manufacturing
 Co. (a)                                  70,000       1,006,250
                                                       2,300,052
                                                      -----------
DRUGS (5.2%)
 Bristol Myers Squibb Co.                 10,000       1,137,500

                                          Market
                                          Shares       Value
                                         ---------   ------------
DRUGS (cont'd)
 Guidant Corp.                            20,000      $1,057,500
 Johnson & Johnson                        20,000       1,062,500
-------------------------------------    --------     -----------
 Merck & Co., Inc.                        14,700       1,220,100
 Pharmacia & Upjohn, Inc.                 16,000         618,000
-------------------------------------    --------     -----------
                                                       5,095,600
                                                      -----------
ELECTRONICS PRODUCTS (4.0%)
 Analog Devices, Inc. (a)                 25,000         803,125
-------------------------------------    --------     -----------
 Emerson Electric Co.                     10,000         981,250
-------------------------------------    --------     -----------
 Intel Corp.                              10,000       1,268,125
 Solectron Corp. (a)                      15,000         877,500
-------------------------------------    --------     -----------
                                                       3,930,000
                                                      -----------
FINANCE (5.5%)
-------------------------------------
 Associates First Capital Corp.           30,000       1,451,250
 BankAmerica Corp.                        15,000       1,545,000
 PMI Group, Inc.                          25,000       1,450,000
-------------------------------------    --------     -----------
 Student Loan Marketing Assn.             10,000         961,250
-------------------------------------    --------     -----------
                                                       5,407,500
                                                      -----------
FOODS (4.4%)
 Anheuser Busch Cos., Inc.                24,000       1,017,000
 Nabisco Holdings Corp., Class A          30,000       1,162,500
-------------------------------------    --------     -----------
 Philip Morris Cos., Inc.                 10,000       1,031,250
-------------------------------------    --------     -----------
 Pioneer Hi-Bred International, Inc.      16,000       1,116,000
-------------------------------------    --------     -----------
                                                       4,326,750
                                                      -----------
FOREIGN (8.0%)
 CANADA (3.9%)
-------------------------------------
BUSINESS SERVICES (0.8%)
-------------------------------------
 Laidlaw, Inc., Class B                   65,000         796,250
-------------------------------------    --------     -----------
TELECOMMUNICATIONS (1.0%)
 Northern Telecom Ltd.                    15,000         986,250
-------------------------------------    --------     -----------
TRANSPORTATION (2.1%)
-------------------------------------
 Canadian National RY Co.                 50,300       2,068,588
-------------------------------------    --------     -----------
                                                       3,851,088
                                                      -----------
 GERMANY (1.1%)
TELECOMMUNICATIONS (1.1%)
 Deutche Telekom AG, ADR                  50,000       1,068,750
-------------------------------------    --------     -----------

PAGE 10
--------------------------------------
Keystone Fund for Total Return


SCHEDULE OF INVESTMENTS--November 30, 1996

                                         Market
                                         Shares         Value
COMMON STOCKS (cont'd)
FOREIGN (cont'd)
 HONG KONG (0.6%)
TRAVEL & LEISURE (0.6%)
 Shangri La Asia Ltd.                      380,000     $  599,586
 JAPAN (2.4%)
AUTOMOTIVE (0.6%)
 Fuji Heavy Industries                     136,000        626,866
                                          ---------    -----------
DRUGS (0.6%)
 Taisho Pharmaceuticals Co.                 28,000        624,407
INSURANCE (1.2%)
 GCR Holdings Ltd.                          50,000      1,128,125
                                                        2,379,398
TOTAL FOREIGN                                           7,898,822
INSURANCE (2.0%)
 Providian Corp.                            15,000        802,500
 Travelers Aetna Property Casualty
 Corp.                                      35,000      1,207,500
                                                        2,010,000
NATURAL GAS (3.2%)
 Burlington Resources, Inc.                 15,000        795,000
 Enron Corp.                                20,000        915,000
 K N Energy, Inc.                           10,400        422,500
 Sonat, Inc.                                20,000      1,035,000
                                                        3,167,500
                                                       -----------
OFFICE & BUSINESS EQUIPMENT (2.6%)
 Hewlett Packard Co.                        15,000        808,125
 IBM Corp.                                  10,800      1,721,250
                                                        2,529,375
OIL (4.1%)
 Amoco Corp.                                 6,000        465,750
 Atlantic Richfield Co.                      3,500        486,938
 Chevron Corp.                              12,000        804,000
 Mobil Corp.                                 6,000        726,000
 Occidental Petroleum Corp.                 30,000        720,000
 Unocal Corp.                               20,000        815,000
-------------------------------------     ---------    -----------
                                                        4,017,688
                                                       -----------
                                     Market
                                          Shares        Value
                                         ----------   ------------
OIL SERVICES (2.2%)
 Halliburton Co.                            10,000     $  602,500
 Schlumberger Ltd.                           7,500        780,000
 Tidewater, Inc.                            17,500        765,625
-------------------------------------     ---------    -----------
                                                        2,148,125
                                                       -----------
PAPER & PACKAGING (0.5%)
 Weyerhaeuser Co.                           10,000        460,000
-------------------------------------     ---------    -----------
REAL ESTATE INVESTMENT TRUST (10.3%)
-------------------------------------
 American General Hospitality
 Corp.                                      25,000        506,250
 Arden Realty, Inc. (a)                     35,000        844,375
-------------------------------------     ---------    -----------
 Avalon Properties, Inc.                    27,500        704,688
 Bay Apartment Community, Inc.              30,000        975,000
-------------------------------------     ---------    -----------
 Beacon Properties Corp.                    35,000      1,106,875
-------------------------------------     ---------    -----------
 Camden Property Trust                      25,000        690,625
-------------------------------------     ---------    -----------
 Equity Residential Property Trust          20,000        802,500
 First Industrial Realty Trust, Inc.        30,000        858,750
 Patriot American Hospitality, Inc.         30,000      1,136,250
-------------------------------------     ---------    -----------
 Prentiss Properties Trust (a)              49,000      1,096,375
-------------------------------------     ---------    -----------
 Spieker Properties, Inc.                   25,000        765,625
 Storage USA, Inc.                          18,000        679,500
-------------------------------------     ---------    -----------
                                                       10,166,813
                                                       -----------
RETAIL (0.6%)
 Price Costco, Inc. (a)                     25,000        582,813
-------------------------------------     ---------    -----------
SOFTWARE SERVICES (3.8%)
-------------------------------------
 BMC Software, Inc. (a)                     50,000      2,187,500
 Electronic Data Systems Corp.              25,200      1,219,050
 Sabre Group Holdings, Inc.,
 Class A (a)                                12,500        365,625
-------------------------------------     ---------    -----------
                                                        3,772,175
                                                       -----------
TELECOMMUNICATIONS (3.8%)
 Bell South Corp.                           14,000        565,250
 Cisco Systems, Inc. (a)                    12,500        849,219
 GTE Corp.                                  18,000        807,750
 Lucent Technologies, Inc.                  30,000      1,537,500
-------------------------------------     ---------    -----------
                                                        3,759,719
                                                       -----------

PAGE 11
--------------------------------------



SCHEDULE OF INVESTMENTS--November 30, 1996

                                                   Market
                                      Shares        Value
                                      ---------   ------------
COMMON STOCKS (cont'd)
TRANSPORTATION (1.2%)
 Burlington Northern, Santa Fe,
 Inc.                                   13,297     $1,195,068
----------------------------------     --------    -----------
UTILITIES (0.8%)
 Central & South West Corp.             20,000        535,000
 Florida Progress Corp., Rts.            9,000        291,375
----------------------------------     --------    -----------
                                                      826,375
                                                   -----------
TOTAL COMMON STOCKS
 (Cost--$54,753,026)                               80,331,750
----------------------------------                 -----------
PREFERRED STOCKS (9.9%)
CHEMICALS (0.6%)
 Atlantic Richfield Co.                 25,000        562,500
----------------------------------     --------    -----------
FINANCE (1.6%)
 Money Store, Inc.                      27,000        793,125
 Salomon, Inc.                          25,000        750,000
----------------------------------     --------    -----------
                                                    1,543,125
                                                   -----------
INSURANCE (3.9%)
 Allstate Corp.                         15,000        745,313
 Conseco, Inc.                          20,000      2,025,000
 SunAmerica, Inc. (a)                   27,500      1,127,500
----------------------------------     --------    -----------
                                                    3,897,813
                                                   -----------
MISCELLANEOUS (0.8%)
 Timet Cap Trust (a)(c)                  1,500        798,750
----------------------------------     --------    -----------
RETAIL (1.3%)
 Kmart Fing I                           25,000      1,259,375
----------------------------------     --------    -----------
SOFTWARE SERVICES (0.9%)
 Houghton Mifflin Co., Conv.            11,000        858,000
----------------------------------     --------    -----------
TELECOMMUNICATIONS (0.8%)
 Loral Space & Communications (c)       15,000        840,000
----------------------------------     --------    -----------
TOTAL PREFERRED STOCKS
 (Cost--$8,412,033)                                 9,759,563
----------------------------------                 -----------


                                          Par          Market
                                         Value          Value
                                      ------------- --------------
FIXED INCOME/CONVERTIBLE BONDS (3.8%)
CAPITAL GOODS (1.4%) Robbins & Myers,
 Inc., Conv. Notes, 6.500%, 2001 (c)    $ 400,000     $  416,000
 U.S. Filter Corp., Conv. Notes,
 6.000%, 2005 (c)                         500,000        947,500
------------------------------------    ----------    ----------
                                                       1,363,500
                                                      ----------
FINANCE (0.6%)
 Sumitomo Bk. International
 Finance, ADR, Conv. Notes,
 .750%, 2001 (c)                          600,000        570,750
------------------------------------    ----------    ----------
INSURANCE (0.5%)
 Berkshire Hathaway, Inc., Sr. Nt.,
 1.000%, 2003                             600,000        544,668
------------------------------------    ----------    ----------
OFFICE EQUIPMENT (0.8%)
 Staples, Inc., Conv. Deb., 4.500%,
 2000 (c)                                 750,000        803,435
------------------------------------    ----------    ----------
TELECOMMUNICATIONS (0.5%)
 Saks Holdings, Inc., Sub. Nt.,
 5.500%, 2015                             500,000        512,500
------------------------------------    ----------    ----------
TOTAL FIXED INCOME
 (Cost--$3,245,481)                                    3,794,853
------------------------------------                  ----------
                                          Maturity
                                           Value
------------------------------------       -------
REPURCHASE AGREEMENTS (5.3%) Investments
 in repurchase agreements, in a joint
 trading account purchased 11/29/96,
 5.674%, maturing 12/02/96
 (Cost--$5,203,000) (b)                 $5,205,460     5,203,000
------------------------------------    ----------    ----------
TOTAL INVESTMENTS
 (Cost--$71,613,540)(d)                               99,089,166
------------------------------------                  ----------
 OTHER ASSETS AND LIABILITIES (-0.5%)                   (513,957)
---------------------------------------------------   ----------
NET ASSETS (100.0%)                                  $98,575,209
------------------------------------                  ----------

PAGE 12
--------------------------------------
Keystone Fund for Total Return


SCHEDULE OF INVESTMENTS--November 30, 1996

NOTES TO SCHEDULE OF INVESTMENTS

(a) Non-income-producing security.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at November 30, 1996.


(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 144A of the Federal Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) The cost of investments for federal income tax purposes is $71,613,540. Gross unrealized appreciation and depreciation of investments based on identified tax cost, at November 30, 1996 are as follows:

Gross unrealized appreciation     $27,625,572
Gross unrealized depreciation        (149,946)
                                  -----------
Net unrealized appreciation       $27,475,626
                                  ===========


FORWARD FOREIGN CURRENCY CONTRACTS


Exchange                                               U.S. $ Value at        In Exchange      Unrealized
 Date                                                  November 30, 1996      for U.S. $       Appreciation
---------                                             --------------------   --------------   --------------
Forward Foreign Currency Exchange Contracts to Sell:
                              Contract to Deliver
                             ---------------------
1/27/97      111,465,000         Japanese Yen          $986,948               $1,000,000       $13,052

See Notes to Financial Statements.

PAGE 13
--------------------------------------



FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each year)

                                                          Year Ended November 30,
                                     ------------------------------------------------------------------
                                          1996            1995          1994       1993       1992
                                     --------------- --------------- ----------- ---------- ----------
Net asset value beginning of year         $  13.83        $  11.75      $ 12.31    $12.06     $11.45
-----------------------------------       --------        --------      --------   ------     ------
Income from investment
 operations
Net investment income                         0.26            0.25         0.24      0.21       0.23
Net realized and unrealized gain
 (loss) on investments and foreign
 currency related transactions                3.83            2.80        (0.56)     1.31       1.19
-----------------------------------       --------        --------      --------   ------     ------
Total from investment operations              4.09            3.05        (0.32)     1.52       1.42
-----------------------------------       --------        --------      --------   ------     ------
Less distributions from
Net investment income                        (0.26)          (0.25)       (0.24)    (0.21)     (0.23)
In excess of net investment income            0.00           (0.07)        0.00     (0.03)     (0.05)
Net realized gain on investments             (0.33)          (0.65)        0.00     (1.03)     (0.53)
-----------------------------------       --------        --------      --------   ------     ------
Total distributions                          (0.59)          (0.97)       (0.24)    (1.27)     (0.81)
-----------------------------------       --------        --------      --------   ------     ------
Net asset value end of year               $  17.33        $  13.83      $ 11.75    $12.31     $12.06
-----------------------------------       --------        --------      --------   ------     ------
Total return (a)                             29.83%          26.57%       (2.65%)   12.67%     12.56%
Ratios/supplemental data
Ratios to average net assets:
Total expenses                                1.41%(b)        1.69%(b)     1.59%     1.85%      1.85%
Net investment income                         1.66%           1.94%        1.93%     1.63%      1.87%
Portfolio turnover rate                         41%             77%          57%       92%        66%
Average commissions rate paid             $ 0.0037             N/A          N/A       N/A        N/A
-----------------------------------       --------        --------      --------  --------   --------
Net assets end of year (thousands)        $ 40,487        $ 27,037      $23,162   $26,367    $23,607
-----------------------------------       --------        --------      --------   ------     ------



                                                                                                 February 13, 1987
                                                      Year Ended November 30,                    (Commencement of
                                     ----------------------------------------------------------   Operations) to
                                       1991          1990            1989            1988        November 30, 1987
                                     ---------- --------------- --------------- --------------- --------------------
Net asset value beginning of year      $10.29        $  10.89        $   9.41        $   8.59           $ 10.00
-----------------------------------    ------        --------        --------        --------           -------
Income from investment
 operations
Net investment income                    0.34            0.41            0.42            0.46              0.30
Net realized and unrealized gain
 (loss) on investments and foreign
 currency related transactions           1.38           (0.61)           2.01            0.89             (1.47)
-----------------------------------    ------        --------        --------        --------           -------
Total from investment operations         1.72           (0.20)           2.43            1.35             (1.17)
-----------------------------------    ------        --------        --------        --------           -------
Less distributions from
Net investment income                   (0.35)          (0.40)          (0.42)          (0.53)            (0.24)
In excess of net investment income      (0.05)           0.00            0.00            0.00              0.00
Net realized gain on investments        (0.16)           0.00           (0.53)           0.00              0.00
-----------------------------------    ------        --------        --------        --------           -------
Total distributions                     (0.56)          (0.40)          (0.95)          (0.53)            (0.24)
-----------------------------------    ------        --------        --------        --------           -------
Net asset value end of year            $11.45        $  10.29        $  10.89        $   9.41           $  8.59
-----------------------------------    ------        --------        --------        --------           -------
Total return (a)                        16.70%          (1.85%)         26.17%          15.98%           (11.94%)
Ratios/supplemental data
Ratios to average net assets:
Total expenses                           1.88%           2.00%(c)        2.00%(c)        1.47%(c)          1.00%(c)(d)
Net investment income                    2.98%           3.85%           3.94%           4.87%             4.94%(d)
Portfolio turnover rate                    43%             51%             50%             64%               16%
Average commissions rate paid             N/A             N/A             N/A             N/A               N/A
-----------------------------------    ------        --------        --------        --------           -------
Net assets end of year (thousands)    $22,974        $ 22,080        $ 22,764        $ 20,735           $ 7,672
-----------------------------------    ------        --------        --------        --------           -------

(a) Excluding applicable sales charges.

(b) The expense ratios include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.39% and 1.67% for the years ended November 30, 1996 and 1995, respectively.


(c) Figure is net of expense reimbursement by Keystone in connection with voluntary expense limitations. Before the expense reimbursement, the ratio of total expenses to average net assets would have been 2.41%, 2.48%, 2.92%, and 4.77% (on an annualized basis), respectively, for the years ended 1990, 1989, 1988 and the period from February 13, 1987 (Commencement of Operations) to November 30, 1987.


(d) Annualized for the period April 14, 1987 (Commencement of Investment Operations) to November 30, 1987.

See Notes to Financial Statements.

PAGE 14
--------------------------------------
Keystone Fund for Total Return


FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each year)

                                                                               Year Ended November 30,
                                                                     ---------------------------------------------
                                                                          1996            1995          1994
                                                                     --------------- --------------- ------------
Net asset value beginning of year                                         $  13.84        $  11.77      $ 12.32
-------------------------------------------------------------------       --------        --------      ---------
Income from investment operations
Net investment income                                                         0.15            0.15         0.15
Net realized and unrealized gain (loss) on investments and foreign
 currency related transactions                                                3.80            2.82        (0.56)
-------------------------------------------------------------------       --------        --------      ---------
Total from investment operations                                              3.95            2.97        (0.41)
-------------------------------------------------------------------       --------        --------      ---------
Less distributions from
Net investment income                                                        (0.15)          (0.15)       (0.14)
In excess of net investment income                                            0.00           (0.10)        0.00
Net realized gain on investments                                             (0.33)          (0.65)        0.00
-------------------------------------------------------------------       --------        --------      ---------
Total distributions                                                          (0.48)          (0.90)       (0.14)
-------------------------------------------------------------------       --------        --------      ---------
Net asset value end of year                                               $  17.31        $  13.84      $ 11.77
-------------------------------------------------------------------       --------        --------      ---------
Total return (a)                                                             28.73%          25.59%       (3.36%)
Ratios/supplemental data
Ratios to average net assets:
Total expenses                                                                2.18%(b)        2.47%(b)     2.31%
Net investment income                                                         0.88%           1.06%        1.27%
Portfolio turnover rate                                                         41%             77%          57%
Average commissions rate paid                                             $ 0.0037             N/A          N/A
-------------------------------------------------------------------       --------        --------      ---------
Net assets end of year (thousands)                                        $ 43,526        $ 20,605      $ 7,314
-------------------------------------------------------------------       --------        --------      ---------


                                                                       February 1, 1993
                                                                       (Date of Initial
                                                                     Public Offering) to
                                                                      November 30, 1993
                                                                     ---------------------
Net asset value beginning of year                                            $  12.65
-------------------------------------------------------------------          --------
Income from investment operations
Net investment income                                                            0.10
Net realized and unrealized gain (loss) on investments and foreign
 currency related transactions                                                   0.74
-------------------------------------------------------------------          --------
Total from investment operations                                                 0.84
-------------------------------------------------------------------          --------
Less distributions from
Net investment income                                                           (0.10)
In excess of net investment income                                              (0.04)
Net realized gain on investments                                                (1.03)
-------------------------------------------------------------------          --------
Total distributions                                                             (1.17)
-------------------------------------------------------------------          --------
Net asset value end of year                                                  $  12.32
-------------------------------------------------------------------          --------
Total return (a)                                                                6.68%
Ratios/supplemental data
Ratios to average net assets:
Total expenses                                                                   2.64%(c)
Net investment income                                                            0.84%(c)
Portfolio turnover rate                                                            92%
Average commissions rate paid                                                     N/A
-------------------------------------------------------------------          --------
Net assets end of year (thousands)                                           $  4,283
-------------------------------------------------------------------          --------

(a) Excluding applicable sales charges.

(b) The expense ratios include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 2.16% and 2.46% for the years ended November 30, 1996 and 1995, respectively.


(c) Annualized for the period February 1, 1993 (Date of Initial Public Offering) to November 30, 1993.

See Notes to Financial Statements.

PAGE 15
--------------------------------------



FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each year)

                                                                               Year Ended November 30,
                                                                     ---------------------------------------------
                                                                          1996            1995          1994
                                                                     --------------- --------------- ------------
Net asset value beginning of year                                         $  13.85        $  11.78      $ 12.33
-------------------------------------------------------------------       --------        --------      ---------
Income from investment operations
Net investment income                                                         0.14            0.16         0.15
Net realized and unrealized gain (loss) on investments and foreign
 currency related transactions                                                3.81            2.81        (0.56)
-------------------------------------------------------------------       --------        --------      ---------
Total from investment operations                                              3.95            2.97        (0.41)
-------------------------------------------------------------------       --------        --------      ---------
Less distributions from
Net investment income                                                        (0.15)          (0.16)       (0.14)
In excess of net investment income                                            0.00           (0.09)        0.00
Net realized gain on investments                                             (0.33)          (0.65)        0.00
-------------------------------------------------------------------       --------        --------      ---------
Total distributions                                                          (0.48)          (0.90)       (0.14)
-------------------------------------------------------------------       --------        --------      ---------
Net asset value end of year                                               $  17.32        $  13.85      $ 11.78
-------------------------------------------------------------------       --------        --------      ---------
Total return (a)                                                             28.71%          25.57%       (3.36%)
Ratios/supplemental data
Ratios to average net assets:
Total expenses                                                                2.17%(b)        2.47%(b)     2.34%
Net investment income                                                         0.89%           1.16%        1.21%
Portfolio turnover rate                                                         41%             77%          57%
Average commissions rate paid                                             $ 0.0037             N/A          N/A
-------------------------------------------------------------------       --------        --------      ---------
Net assets, end of year (thousands)                                       $ 14,562        $  9,503      $ 5,968
-------------------------------------------------------------------       --------        --------      ---------


                                                                       February 1, 1993
                                                                       (Date of Initial
                                                                     Public Offering) to
                                                                      November 30, 1993
                                                                     ---------------------
Net asset value beginning of year                                            $  12.65
-------------------------------------------------------------------          --------
Income from investment operations
Net investment income                                                            0.10
Net realized and unrealized gain (loss) on investments and foreign
 currency related transactions                                                   0.75
-------------------------------------------------------------------          --------
Total from investment operations                                                 0.85
-------------------------------------------------------------------          --------
Less distributions from
Net investment income                                                           (0.10)
In excess of net investment income                                              (0.04)
Net realized gain on investments                                                (1.03)
-------------------------------------------------------------------          --------
Total distributions                                                             (1.17)
-------------------------------------------------------------------          --------
Net asset value end of year                                                  $  12.33
-------------------------------------------------------------------          --------
Total return (a)                                                                6.76%
Ratios/supplemental data
Ratios to average net assets:
Total expenses                                                                   2.64%(c)
Net investment income                                                            0.83%(c)
Portfolio turnover rate                                                            92%
Average commissions rate paid                                                     N/A
-------------------------------------------------------------------          --------
Net assets, end of year (thousands)                                          $  5,030
-------------------------------------------------------------------          --------

(a) Excluding applicable sales charges.

(b) The expense ratios include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 2.15% and 2.44% for the years ended November 30, 1996 and 1995, respectively.

(c) Annualized for the period February 1, 1993 (Date of Initial Public Offering) to November 30, 1993.

See Notes to Financial Statements.

PAGE 16
--------------------------------------------------------------------
Keystone Fund for Total Return


STATEMENT OF ASSETS AND LIABILITIES
November 30, 1996

Assets
 Investments at market value (identified cost--
 $71,613,540)                                                   $99,089,166
 Cash                                                                   948
 Receivable for:
  Unrealized appreciation on forward foreign currency
  exchange contracts                                                 13,052
  Fund shares sold                                                  550,691
  Dividends and interest                                            173,883
 Prepaid expenses and other assets                                    2,560
--------------------------------------------------------------  -----------
   Total assets                                                  99,830,300
--------------------------------------------------------------  -----------
Liabilities
 Payable for:
  Fund shares redeemed                                              199,836
  Investments purchased                                             969,792
  Distribution to shareholders                                       26,998
 Other accrued expenses                                              58,465
--------------------------------------------------------------  -----------
   Total liabilities                                              1,255,091
--------------------------------------------------------------  -----------
Net assets                                                      $98,575,209
--------------------------------------------------------------  -----------
Net assets represented by (Note 2)
 Paid-in-capital                                                $71,319,631
 Accumulated distributions in excess of net investment
 income                                                            (233,100)
 Net unrealized appreciation on investments and
 foreign currency exchange contracts                             27,488,678
--------------------------------------------------------------  -----------
   Total net assets                                             $98,575,209
--------------------------------------------------------------  -----------
Net asset value
 Class A Shares
  Net assets of $40,487,287 [dividedby] 2,336,578 shares outstanding $17.33
  Offering price per share ($17.33 [dividedby] 0.9425) (based on sales charge of
  5.75% of the offering price
 November 30, 1996)                                                   $18.39
 Class B Shares
  Net assets of $43,526,157 [dividedby] 2,514,299 shares
  outstanding                                                         $17.31
 Class C Shares
  Net assets of $14,561,765 [dividedby] 840,991 shares
  outstanding                                                         $17.32
--------------------------------------------------------------  ------------


See Notes to Financial Statements.



STATEMENT OF OPERATIONS
Year Ended November 30, 1996
Investment income (Note 1)
 Dividends (net of foreign
 withholding tax of $5,991)                                $1,807,120
 Interest                                                     289,654
---------------------------------------                    -----------
   Total income                                             2,096,774
---------------------------------------                    -----------
Expenses (Notes 4 and 5)
 Management fee                             $ 448,266
 Shareholder services                         165,963
 Accounting                                    27,066
 Auditing and legal                            28,295
 Custodian fees                                62,950
 Printing                                      21,283
 Distribution Plan expenses                   448,502
 Registration fees                             43,415
 Miscellaneous expenses                         9,069
---------------------------------------     ---------
   Total expenses                           1,254,809
   Less: Expenses paid indirectly
   (Note 6)                                   (11,473)
---------------------------------------     ---------
 Net expenses                                               1,243,336
---------------------------------------                    -----------
 Net investment income                                        853,438
---------------------------------------                    -----------
Net realized and unrealized gain
 on investments and foreign
 currency related transactions
 (Notes 1 and 3)
 Net realized gain on investments           1,756,488
 Net realized gain on foreign currency
 related transactions                         156,942
---------------------------------------     ---------
 Net realized gain on investments and
 foreign currency related
 transactions                                               1,913,430
---------------------------------------                    -----------
 Net change in unrealized
 appreciation on investments and
 foreign currency related
 transactions                                              16,084,525
---------------------------------------                    -----------
 Net realized and unrealized gain on
 investments and foreign currency
 related transactions                                      17,997,955
---------------------------------------                    -----------
 Net increase in net assets resulting
 from operations                                           $18,851,393
---------------------------------------                    -----------

PAGE 17
--------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   Year Ended November 30,
                                                                                -----------------------------
                                                                                      1996             1995
                                                                                     -----             ----
Operations
 Net investment income                                                          $   853,438      $   708,899
 Net realized gain on investments and foreign currency related transactions       1,913,430        2,737,174
 Net change in unrealized appreciation on investments and foreign currency
 related transactions                                                            16,084,525        7,477,718
----------------------------------------------------------------------------    -----------      -----------
   Net increase in net assets resulting from operations                          18,851,393       10,923,791
----------------------------------------------------------------------------    -----------      -----------
Distributions to shareholders from Net investment income:
  Class A Shares                                                                   (539,949)        (466,226)
  Class B Shares                                                                   (273,356)        (149,198)
  Class C Shares                                                                   (112,998)         (93,475)
 In excess of net investment income:
  Class A Shares                                                                          0         (138,497)
  Class B Shares                                                                          0         (110,954)
  Class C Shares                                                                          0          (54,085)
 Net realized gain on investment transactions:
  Class A Shares                                                                   (754,551)      (1,220,537)
  Class B Shares                                                                   (808,105)        (868,298)
  Class C Shares                                                                   (270,058)        (423,790)
----------------------------------------------------------------------------    -----------      -----------
   Total distributions to shareholders                                           (2,759,017)      (3,525,060)
----------------------------------------------------------------------------    -----------      -----------
Capital share transactions
 Proceeds from shares sold
  Class A Shares                                                                 11,818,891        3,618,417
  Class B Shares                                                                 23,867,265       13,668,348
  Class C Shares                                                                  6,185,359        3,797,262
 Payments for shares redeemed
  Class A Shares                                                                 (6,837,747)      (5,386,215)
  Class B Shares                                                                 (8,156,600)      (3,483,004)
  Class C Shares                                                                 (4,069,150)      (2,107,107)
 Net asset value of shares issued in reinvestment of distributions
  Class A Shares                                                                  1,193,118        1,664,588
  Class B Shares                                                                    974,432        1,002,721
  Class C Shares                                                                    362,645          527,153
----------------------------------------------------------------------------    -----------      -----------
   Net increase in net assets resulting from capital share transactions          25,338,213       13,302,163
----------------------------------------------------------------------------    -----------      -----------
   Total increase in net assets                                                  41,430,589       20,700,894
Net assets
 Beginning of year                                                               57,144,620       36,443,726
----------------------------------------------------------------------------    -----------      -----------
 End of year [including accumulated distributions in excess of net investment income as follows:
 1996 ($233,100) and 1995 ($35,682)]                                            $98,575,209      $57,144,620
----------------------------------------------------------------------------    -----------      -----------


See Notes to Financial Statements.

PAGE 18
--------------------------------------
Keystone Fund for Total Return


NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Fund for Total Return (the "Fund") is a Massachusetts business trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and KMI is a wholly-owned subsidiary of Keystone. On December 11, 1996, KII, and indirectly each of its subsidiaries, were acquired by First Union National Bank of North Carolina (Note 7). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund's primary investment objective seeks total return from a combination of capital growth and income.


     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

     Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term investments with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.


     Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency related transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and

PAGE 19
--------------------------------------


the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency related transactions

D. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

F. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

G. Distributions

The Fund distributes net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.


     Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment of foreign currency gains and losses generated by the Fund.

H. Class Allocations

Class A shares are offered at a public offering price, which includes a maximum sales charge of 5.75% payable at the time of purchase. Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased on or after June 1, 1995 that have been outstanding for eight years will automatically convert to Class A shares. Class B shares purchased prior to June 1, 1995 that have been outstanding for seven years will automatically convert to Class A shares. Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year of purchase.


     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited

PAGE 20
--------------------------------------

Keystone Fund for Total Return


to expenses incurred under the Distribution Plans for each class.

(2.) Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

                      Class A Shares
------------------------------------------------------------
                               Year ended November 30,
                               ---------------------------
                                 1996            1995
-----------------------          ------          ------
Shares sold                     756,854         280,062
Shares redeemed                (446,563)       (422,494)
Shares issued in
 reinvestment of
 distributions                   71,945         126,167
------------------------      ---------       ---------
Net increase (decrease)         382,236         (16,265)
------------------------      ---------       ---------
                      Class B Shares
------------------------------------------------------------
                               Year ended November 30,
                               ---------------------------
                                 1996           1995
                              ---------       ---------
Shares sold                   1,503,008       1,057,718
Shares redeemed                (534,970)       (266,010)
Shares issued in
 reinvestment of
 distributions                   57,897          75,397
------------------------      ---------       ---------
Net increase                  1,025,935         867,105
------------------------      ---------       ---------

                      Class C Shares
------------------------------------------------------------
                               Year ended November 30,
                               ---------------------------
                                  1996            1995
                                 ------          ------
Shares sold                     398,635         303,795
Shares redeemed                (265,577)       (164,102)
Shares issued in
 reinvestment of
 distributions                   21,672          39,802
------------------------      ---------       ---------
Net increase                    154,730         179,495
------------------------      ---------       ---------

(3.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and foreign cash) for the year ended November 30, 1996, were $49,291,647 and $27,160,592, respectively.

(4.) Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts that are calculated and paid daily.


     The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares. During the year ended November 30, 1996, the Fund paid $75,270 to KIDC under the Class A Distribution Plan.


     Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.


     During the year ended November 30, 1996, under the Class B Distribution Plans, the Fund paid or accrued $158,409 for Class B shares purchased before June 1, 1995 and $101,828 for Class B shares purchased on or after June 1, 1995. The Fund paid $112,995 under the Class C Distribution Plan.


     Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of

PAGE 21
--------------------------------------


the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to KIDC may continue as compensation for services that had been earned while the Distribution Plan was in effect.


     KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.


     At November 30, 1996, total unpaid distribution costs were $993,554 for Class B shares purchased before June 1, 1995 and $1,213,423 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $837,002 at November 30, 1996.


     Contingent deferred sales charges paid by redeeming shareholders are paid to KIDC.

(5.) Investment Management Agreement and Other Affiliated Transactions


Under the terms of the Investment Advisory and Management Agreement between Keystone and the Fund, Keystone provides investment management and administrative services to the Fund. In return, Keystone is paid a management fee that is computed and paid daily calculated at a rate of 1.5% of the Fund's gross investment income plus an amount determined by applying percentage rates, which start at 0.60% and decline to 0.30% per annum as net assets increase, to the average daily net asset value of the Fund.


     During the year ended November 30, 1996, the Fund paid or accrued $27,066 to Keystone for certain accounting services. The Fund paid or accrued $165,963 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.


     Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(6.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the year ended November 30, 1996, the Fund incurred total custody fees of $62,950 and received a credit of $11,473 pursuant to this expense offset arrangement, resulting in a net custody expense of $51,477. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

(7.) Subsequent Event

On December 11, 1996, KII and indirectly each of its subsidiaries, including Keystone, the Fund's investment adviser, were acquired (the "Acquisition") by First Union National Bank of North Carolina ("FUNB"), a wholly-owned subsidiary of First Union Corporation ("First Union").


     Consequently, the Fund entered into a new Investment Advisory and Management Agreement (the "New Advisory Agreement") with Keystone. Under the New Advisory Agreement, Keystone will provide the Fund with all the services that previously may have been provided by KMI. As a result of the Acquisition, KMI no longer acts as investment manager to the Fund. The annual fee paid by the Fund remains unchanged.


     In addition, the Fund has entered into a principal underwriting agreement with Evergreen Keystone Dis

PAGE 22
--------------------------------------

Keystone Fund for Total Return


tributors, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Group, Inc. EKD replaces Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company ("KIDC")) as the Fund's principal underwriter.

     Also, in connection with the Acquisition, KIRC changed its name to Evergreen Keystone Service Company.


     It is expected that the Acquisition will not affect services provided to the Fund.

--------------------------------------------------------------------
FEDERAL TAX STATUS--FISCAL 1996 DISTRIBUTIONS (Unaudited)

The per-share distributions paid to you for fiscal 1996, whether taken in shares or cash, are as follows:

 Class A Shares      Class B Shares      Class C Shares
-----------------   -----------------   ------------------
    Income              Income              Income
   Dividends           Dividends          Dividends
 $0.26               $0.15               $0.15



     During the fiscal year ended November 30, 1996, a distribution of taxable long-term capital gains of $0.33 per share was paid in shares or cash. Of the ordinary income distributions, 77% is eligible for the corporate dividend received deduction.


     In January of 1997, complete information on the calendar year 1996 distributions will be forwarded to you to assist you in completing your 1996 federal income tax return.

PAGE 23
--------------------------------------


INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Fund for Total Return

We have audited the accompanying statement of assets and liabilities of Keystone Fund for Total Return, including the schedule of investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the nine-year period ended November 30, 1996 and the period from February 13, 1987 (Commencement of Operations) to November 30, 1987 for Class A shares and for each of the years in the three-year period ended November 30, 1996 and the period from February 1, 1993 (Date of Initial Public Offering) to November 30, 1993 for Class B and Class C shares. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Fund for Total Return as of November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods specified in the first paragraph above in conformity with generally accepted accounting principles.


                                KPMG Peat Marwick LLP

Boston, Massachusetts
December 27, 1996

                                KEYSTONE AMERICA
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                           Intermediate Term Bond Fund
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                                    KEYSTONE

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                                    FUND FOR
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                                 ANNUAL REPORT
                               NOVEMBER 30, 1996